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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 1998


                           Healthcare Recoveries, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     0-22585
                            ------------------------
                            (Commission File Number)


                                   61-1141758
                      ------------------------------------
                      (IRS Employer Identification Number)


                1400 Watterson Tower, Louisville, Kentucky 40218
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 454-1340
                                                           --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                               Exhibit Index Located on Page: 5
                                                       Total Number of Pages: 64
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Item 5.           Other Events

         On December 4, 1998, Healthcare Recoveries, Inc. a Delaware corporation ("HRI"), MedCap Medical Cost Management, Inc., a California corporation ("MedCap") and Marcia Deutsch, an individual resident of the State of California, entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, HRI will purchase (the "Asset Purchase") substantially all of the assets and assume certain of the liabilities of MedCap. HRI will pay $10,000,000 in cash at closing and additional amounts over two years pursuant to an earn-out arrangement.

         MedCap provides a variety of medical cost management services to health insurers and HMOs. These products focus on reducing the costs of hospital-based treatments and include bill auditing, contract compliance review and identification of other erroneous payments. For the year ended December 31, 1997, MedCap had revenues of approximately $4.7 million and net income of approximately $380,000. For the nine month period ended September 30, 1998, MedCap had revenues of approximately $3.5 million and net income of approximately $380,000.

         Consummation of the Asset Purchase is subject to customary terms and conditions.
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Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits

         (c)      Exhibits

2.1 Asset Purchase Agreement by and among Healthcare Recoveries, Inc., MedCap Medical Cost Management, Inc. and Marcia Deutsch, dated as of December 4, 1998. The Exhibits and Disclosure Letters which are referenced in the table of contents and elsewhere in the Asset Purchase Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

99.1     Text of Press Release of Healthcare Recoveries, Inc., dated December 7,
         1998.
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                                   Signatures


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: December 11, 1998



                                    HEALTHCARE RECOVERIES, INC.



                            By: /s/ DOUGLAS R. SHARPS
                               -------------------------------
                                    Douglas R. Sharps
                                    Executive Vice President -- Finance and
                                    Administration, and Chief Financial Officer
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                                  EXHIBIT INDEX



Exhibit                                                             Page No.
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
2.1      Asset Purchase Agreement by and among Healthcare
         Recoveries, Inc., MedCap Medical Cost Management,
         Inc. and Marcia Deutsch, dated as of December 4,
         1998. The Exhibits and Disclosure Letters which
         are referenced in the table of contents and
         elsewhere in the Asset Purchase Agreement are
         hereby incorporated by reference. Such Exhibits
         and Disclosure Letters have been omitted for
         purposes of this filing, but will be furnished
         supplementally to the Commission upon request.


99.1 Text of Press Release of Healthcare Recoveries, Inc., dated December 7, 1998.